                                                                  Exhibit 99.4

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

(a)(1) Financial Statements:

      The following financial statements of American Real Estate Partners, L.P. are included in Item 8 (Exhibit 99.3 to this Form 8-K):


     Report of Independent Registered Public Accounting Firm .....................F-1

     Consolidated Balance Sheets -- December 31, 2003 and 2002....................F-2

     Consolidated Statements of Earnings -- Years ended December 31, 2003, 2002 and 2001...................................................................F-3

     Consolidated Statements of Changes in Partners' Equity and Comprehensive
       Income -- Years ended December 31, 2003, 2002, and 2001....................F-4

     Consolidated Statements of Cash Flows -- Years ended December 31, 2003,
       2002 and 2001..............................................................F-5

     Notes to Consolidated Financial Statements...................................F-7

(a)(2) Financial Statement Schedules:

      Schedule III: Real Estate Owned and Revenues Earned (by tenant or guarantor, as applicable) is included herein.

      All other Financial Statement schedules have been omitted because the required financial information is not applicable or the information is shown in the Financial Statements or Notes thereto.

(a)(3) Exhibits:

   3.1 -- Certificate of Limited Partnership of AREP, dated February 17, 1987 (incorporated by reference to AREP's Exhibit 3.1 to Form 10-Q for the quarter ended March 31, 2004, filed on May 10, 2004).

   3.2 -- Amended and Restated Agreement of Limited Partnership of AREP, dated as of May 12, 1987 (incorporated by reference to AREP's Exhibit 3.2 to Form 10-Q for the quarter ended March 31, 2004, filed on May 10,
            2004).

   3.3 -- Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of AREP (filed as Exhibit 3.3 to AREP's Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

   3.4 -- Certificate of Limited Partnership of American Real Estate Holdings Limited Partnership (the "Subsidiary"), dated February 17, 1987, and amendment thereto, dated March 12, 1987 (incorporated by reference to AREP's Exhibit 3.4 to Form 10-Q for the quarter ended March 31, 2004, filed on May 10, 2004.).

   3.5 -- Amended and Restated Agreement of Limited Partnership of the Subsidiary, dated as of July 1, 1987 (incorporated by reference to AREP's Exhibit 3.5 to Form 10-Q for the quarter ended March 31, 2004, filed on May 10, 2004).

   3.6 -- Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of AREP dated as of August 16, 1996 and filed as Exhibit
            10.1 to 8-K filed on August 16, 1996 and incorporated herein by reference.

   3.7 -- Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of the Subsidiary dated August 16, 1996 filed as Exhibit
            10.2 to the 8-K dated August 16, 1996 and incorporated herein by reference.

   3.8 -- Amendment No. 3. To the Amended and Restated Agreement of Limited Partnership of AREP dated May 9, 2002. (Included in the annual report on 10-K for the year ended December 31, 2002 and incorporated herein by reference)

   3.9 -- Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of the Subsidiary dated June 14, 2002. (Included in the annual report on 10-K for the year ended December 31, 2002 and incorporated herein by reference)

   4.1 -- Depositary Agreement among AREP, the General Partner and Registrar and Transfer Company, dated as of July 1, 1987 (incorporated by reference to AREP's Exhibit 4.1 to Form 10-Q for the quarter ended March 31, 2004, filed on May 10, 2004).

   4.2 -- Amendment No. 1 to the Depositary Agreement (filed as Exhibit 4.2 to AREP's Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

   4.3 -- Specimen Depositary Receipt (filed as Exhibit No. 4.2 to AREP's Annual Report on Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

   4.4 -- Form of Transfer Application (filed as Exhibit No. 4.3 to AREP's Annual Report on Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

   4.5 -- Specimen Certificate representing Preferred Units (filed as Exhibit No. 4.9 to AREP's Registration Statement on Form S-3 (Registration No. 33-54767) and incorporated herein by reference).

  10.1 -- Nonqualified Unit Option Plan (filed as Exhibit No. 10.1 to AREP's Annual Report on Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

  10.2 -- Distribution Reinvestment Plan (filed as Exhibit No. 10.3 to AREP's Annual Report on Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

 10.10  --  Subscription Guaranty Agreement between AREP and High Coast Limited
            Partnership (the "Guarantor") (filed as Exhibit 4.10 to AREP's Registration Statement on Form S-3 (Registration No. 33-54767) and incorporated herein by reference).

 10.11  --  Registration Rights Agreement between AREP and the Guarantor (filed as Exhibit 4.11 to AREP's Registration Statement on Form S-3 (Registration No. 33-54767) and incorporated herein by reference).

 10.12  --  Amended and Restated Agency Agreement (filed as Exhibit 10.12 to
            AREP's Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

 10.13  --  Subscription Agent Agreement (filed as Exhibit 10.13 to AREP's
            Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

 10.14  --  Subscription Guaranty Agreement between AREP and the Guarantor
            (filed as Exhibit 4.10 to Amendment No. 1 to AREP's Registration Statement on Form S-3 (Registration No. 333-31561) and incorporated herein by reference).

 10.15  --  Registration Rights Agreement between AREP and the Guarantor (filed as Exhibit 4.11 to Amendment No. 1 to AREP's Registration Statement on Form S-3 (Registration No. 333-31561) and incorporated herein by reference).

 10.16  --  Subscription Agent Agreement filed as Exhibit 99.1 to AREP's
            Registration Statement on Form S-3 (Registration No. 333-31561) and incorporated herein by reference).

 10.17  --  Note dated December 27, 2001 from Carl Icahn to American Real Estate
            Holdings, L.P. in the amount of $250 million and incorporated herein by reference.

 10.18  --  Pledge Agreement dated December 27, 2001 between American Real
            Estate Holdings, L.P. and Carl Icahn and incorporated herein by reference.

 10.19  --  Accommodation Pledge Agreement dated December 27, 2001, between
            American Real Estate Holdings, L.P. and various pledgors and incorporated herein by reference.

 16     --  Letter dated September 27, 1991 of Deloitte & Touche regarding change in accountants (filed as Exhibit No. A to AREP's Current
            Report on Form 8-K dated October 3, 1991 and incorporated herein by reference).

 21     --  List of Subsidiaries (incorporated by reference to AREP's Exhibit 21 to Form 10-Q for the quarter ended March 31, 2004, filed on May 10,
            2004).

 31.1   --  Certification of Chief Executive Officer - pursuant to Section
            302(a) of the Sarbanes-Oxley Act of 2002.

 31.2   --  Certification of Chief Financial Officer - pursuant to Section
            302(a) of the Sarbanes-Oxley Act of 2002.

 32.1   --  Certification of Principal Executive Officer - pursuant to Section
            906 of the Sarbanes-Oxley Act of 2002.

 32.2   --  Certification of Principal Financial Officer - pursuant to Section
            906 of the Sarbanes-Oxley Act of 2002.

 99.1   --  Audit Committee Charter was adopted on March 12, 2004 and is incorporated herein as Exhibit 99.1.

 99.2   --  Code of Ethics for Principal Executive Officer and Senior Financial
            Officers of American Property Investors, Inc. and American Real Estate Partners, L.P. is incorporated herein as Exhibit 99.2.


(b)  Reports on Form 8-K:

            (1) A Form 8-K was filed on October 2, 2003 -- American Real Estate Partners, L.P. Acquires Certain Securities of NEG Inc.

            (2) A Form 8-K was filed on November 14, 2003 -- American Real Estate Partners, L.P. reports Third Quarter and Nine Months Results.

            (3) A Form 8-K was filed on November 19, 2003 -- American Real Estate Partners, L.P. Comments on Trading Activity.

                                  SCHEDULE III

                        AMERICAN REAL ESTATE PARTNERS, L.P.
                              a limited partnership                 Schedule III
                                                                    ------------

                      REAL ESTATE OWNED AND REVENUES EARNED









                                                          No. of       Amount of
                                                  State  Locations  Encumberances
                                                  -----  ---------  -------------
COMMERCIAL PROPERTY LAND AND BUILDING
-------------------------------------
       Acme Markets, Inc. and FPBT of Penn.         PA       1
       Alabama Power Company                        AL       5
       Amer Stores, Eckerd & Marburn                NJ       1
       Atrium                                       VA       1      $ 18,716,286
       Best Products Co., Inc.                      VA       1
       Chesebrough-Pond's Inc.                      CN       1
       Collins Foods International, Inc.            OR       3
       Collins Foods International, Inc.            CA       1
       Dillon Companies, Inc.                       MO       1
       Dragon court                                 MA       1
       Duke Power Co.                               NC       1
       Easco Corp.                                  NC       1
       European American Bank and Trust Co.         NY       1
       Farwell Bldg.                                MN       1
       First National Supermarkets, Inc.            CT       1        19,848,351
       Fisher Scientific Company                    IL       1
       Forte Hotels International, Inc.             NJ       1
       Fox Grocery Company                          WV       1
       Gino's, Inc.                                 MO       1
       Gino's, Inc.                                 OH       1
       Golf Road                                    IL       1         6,682,664
       Grand Union Co.                              MD       1
       Grand Union Co.                              NY       1
       Grand Union Co.                              VA       1
       Whalen                                       NY       1
       Gunite                                       IN       1
       G.D. Searle & Co.                            IL       1
       G.D. Searle & Co.                            MN       1
       G.D. Searle & Co.                            IL       1
       Integra A Hotel and Restaurant Co.           AL       1
       Integra A Hotel and Restaurant Co.           AL       1
       Integra A Hotel and Restaurant Co.           IL
       Integra A Hotel and Restaurant Co.           IN       1
       Integra A Hotel and Restaurant Co.           OH       1
       Integra A Hotel and Restaurant Co.           MO       1
       Integra A Hotel and Restaurant Co.           TX       1
       Integra A Hotel and Restaurant Co.           MI       1
       Intermountain Color                          KY       1
       J.C. Penney Company, Inc.                    MA       1
       Kings buffet                                 FL       1
       K-Mart Corporation                           LA       1
       K-Mart Corporation                           WI       1
       K-Mart Corporation                           MN       1
       K-Mart Corporation                           FL       1
       K-Mart Corporation                           IA       1
       K-Mart Corporation                           FL       1
       K-Mart Corporation                           FL       1
       K-Mart Corporation                           IL       1
       Kobacker Stores, Inc.                        MI       2
       Kobacker Stores, Inc.                        KY       1
       Kobacker Stores, Inc.                        OH       4
       Landmark Bancshares Corporation              MO       1
       Levitz Furniture Corporation                 NY       1
       Louisiana Power and Light Company            LA       6
       Louisiana Power and Light Company            LA       7
       Marsh Supermarkets, Inc.                     IN       1
       Mid-South                                    TN       1        12,700,000
       Montgomery Ward, Inc.                        PA       1
       Montgomery Ward, Inc.                        NJ       1
       Morrison, Inc.                               AL       1


                                                  Part 1 - Real estate owned at December 31, 2003 - Accounted for under the:
                                                  --------------------------------------------------------------------------
                                                                                 Operating Method
                                                                                 ----------------
                                                                                                                    Rent due
                                                                                      Amount                      and accrued
                                                                                      Carried                     or received
                                                   Initial Cost      Cost of         at close      Reserve for   in advance at
                                                    to Company    Improvements       of period     Depreciation  end of period
                                                  --------------  ------------    ---------------  ------------  -------------
COMMERCIAL PROPERTY LAND AND BUILDING
-------------------------------------
       Acme Markets, Inc. and FPBT of Penn.         $ 2,004,393    $ 165,714      $ 2,170,107       $1,560,784      $14,736
       Alabama Power Company
       Amer Stores, Eckerd & Marburn                  2,045,641                     2,045,641 (2)    1,632,403
       Atrium                                        27,921,246        8,627       27,929,873 (2)    2,293,391
       Best Products Co., Inc.                        3,303,553       73,262        3,376,815          128,769      (25,833)
       Chesebrough-Pond's Inc.                        1,549,805                     1,549,805 (4)    1,191,062      (11,770)
       Collins Foods International, Inc.                250,812                       250,812 (2)       16,352
       Collins Foods International, Inc.                134,253                       134,253 (2)        9,289
       Dillon Companies, Inc.                           546,681                       546,681          382,676      (11,217)
       Dragon court                                   3,700,000       44,706        3,744,706          176,368
       Duke Power Co.                                 3,464,225                     3,464,225          344,114
       Easco Corp.                                      157,560      888,452        1,046,012           44,423
       European American Bank and Trust Co.           1,355,210                     1,355,210 (2)    1,284,888
       Farwell Bldg.                                  5,081,105                     5,081,105 (4)    2,595,341
       First National Supermarkets, Inc.
       Fisher Scientific Company                        597,806                       597,806 (2)      276,722       13,583
       Forte Hotels International, Inc.
       Fox Grocery Company
       Gino's, Inc.
       Gino's, Inc.                                     314,012                       314,012           22,415
       Golf Road                                      9,288,263       11,591        9,299,854 (2)    1,395,053
       Grand Union Co.
       Grand Union Co.                                  874,765                       874,765           83,272
       Grand Union Co.                                  266,468                       266,468 (2)      200,472
       Whalen                                         7,934,020                     7,934,020 (2)      226,925          670
       Gunite                                         1,134,565                     1,134,565 (2)    1,065,034
       G.D. Searle & Co.
       G.D. Searle & Co.                                339,358                       339,358          169,939
       G.D. Searle & Co.                                323,559                       323,559 (2)      250,581
       Integra A Hotel and Restaurant Co.               434,056                       434,056 (4)        9,422
       Integra A Hotel and Restaurant Co.               458,428                       458,428            4,658
       Integra A Hotel and Restaurant Co.
       Integra A Hotel and Restaurant Co.               443,249                       443,249 (4)        4,235        1,082
       Integra A Hotel and Restaurant Co.               204,192                       204,192 (2)        4,082
       Integra A Hotel and Restaurant Co.               414,887                       414,887            9,503
       Integra A Hotel and Restaurant Co.               438,097                       438,097           10,465
       Integra A Hotel and Restaurant Co.               431,486                       431,486 (2)        9,851        1,219
       Intermountain Color                              560,444                       560,444          523,715
       J.C. Penney Company, Inc.                      2,484,262                     2,484,262        1,987,410      (20,854)
       Kings buffet                                     910,425                       910,425           21,401         (279)
       K-Mart Corporation
       K-Mart Corporation
       K-Mart Corporation
       K-Mart Corporation
       K-Mart Corporation
       K-Mart Corporation                             2,636,000                     2,636,000 (2)    1,899,765
       K-Mart Corporation
       K-Mart Corporation                               600,000                       600,000           15,866
       Kobacker Stores, Inc.                            112,225                       112,225                         1,068
       Kobacker Stores, Inc.                             88,364                        88,364                           769
       Kobacker Stores, Inc.                            298,496                       298,496                         2,487
       Landmark Bancshares Corporation
       Levitz Furniture Corporation
       Louisiana Power and Light Company              5,636,053                     5,636,053          483,544
       Louisiana Power and Light Company              6,984,806                     6,984,806          553,118
       Marsh Supermarkets, Inc.                       5,001,933                     5,001,933        3,097,560
       Mid-South                                     18,226,344                    18,226,344 (2)      642,413
       Montgomery Ward, Inc.                          3,289,166                     3,289,166 (4)    2,290,820
       Montgomery Ward, Inc.                          1,178,030                     1,178,030 (4)       12,812
       Morrison, Inc.                                   858,112                       858,112           21,353

                                                                              Part 2 - Revenues earned for the
                                                                                Year ended December 31, 2003
                                                                              --------------------------------
                                                     Financing Method
                                                     ----------------
                                                                Minimum lease                      Expended
                                                                 payments due      Total        for interest,
                                                                 and accrued      revenue           taxes,       Net income
                                                       Net          at end       applicable      repairs and     applicable
                                                   Investment     of period      to period         expenses      to period
                                                  ------------  -------------  --------------  --------------  ---------------
COMMERCIAL PROPERTY LAND AND BUILDING
-------------------------------------
       Acme Markets, Inc. and FPBT of Penn.                                    $  224,856      $  125,712      $   99,144
       Alabama Power Company                      $ 4,849,942                     557,828               0         557,828
       Amer Stores, Eckerd & Marburn                                              565,214          36,898         528,316
       Atrium                                                                   4,107,462       3,166,166         941,296
       Best Products Co., Inc.                                                    232,500         379,156        (146,656)
       Chesebrough-Pond's Inc.                                                    141,236           9,094         132,142
       Collins Foods International, Inc.                                           32,489           4,088          28,401
       Collins Foods International, Inc.                                           17,646           2,817          14,829
       Dillon Companies, Inc.                                                      26,956           9,016          17,940
       Dragon court                                                               143,148         748,277        (605,129)
       Duke Power Co.                                                             797,177         115,171         682,006
       Easco Corp.                                                                321,000          58,490         262,510
       European American Bank and Trust Co.                                       175,000              36         174,964
       Farwell Bldg.                                                            1,151,819         313,290         838,529
       First National Supermarkets, Inc.           19,815,365                   1,856,505         874,730         981,775
       Fisher Scientific Company                                                  163,000          22,286         140,714
       Forte Hotels International, Inc.             5,352,110                     494,512               0         494,512
       Fox Grocery Company                          2,128,666                     196,007             450         195,557
       Gino's, Inc.                                                                                     0               0
       Gino's, Inc.                                                                51,733           5,604          46,129
       Golf Road                                                                  943,033         817,663         125,370
       Grand Union Co.                                                                  0               0               0
       Grand Union Co.                                                            108,000          20,840          87,160
       Grand Union Co.                                                             24,150           4,464          19,686
       Whalen                                                                      30,700       1,035,623      (1,004,923)
       Gunite                                                                           0          68,419         (68,419)
       G.D. Searle & Co.                                                                0             447            (447)
       G.D. Searle & Co.                                                           37,000           2,562          34,438
       G.D. Searle & Co.                                                           47,080           4,516          42,564
       Integra A Hotel and Restaurant Co.                                         108,549           7,537         101,012
       Integra A Hotel and Restaurant Co.                                         145,211           4,659         140,552
       Integra A Hotel and Restaurant Co.                                          87,925 (3)       4,591 (3)      83,334 (3)
       Integra A Hotel and Restaurant Co.                                         131,038           4,600         126,438
       Integra A Hotel and Restaurant Co.                                          82,000           3,266          78,734
       Integra A Hotel and Restaurant Co.                                          91,818           7,919          83,899
       Integra A Hotel and Restaurant Co.                                         103,960          11,942          92,018
       Integra A Hotel and Restaurant Co.                                         149,589          10,134         139,455
       Intermountain Color                                                         98,422           7,968          90,454
       J.C. Penney Company, Inc.                                                  250,244           1,709         248,535
       Kings buffet                                                               103,161          37,478          65,683
       K-Mart Corporation                                                               0          24,295         (24,295)
       K-Mart Corporation                                                               0        (119,468)        119,468
       K-Mart Corporation                                                               0         111,970        (111,970)
       K-Mart Corporation                                                               0           8,713          (8,713)
       K-Mart Corporation                           1,046,571                     100,422           3,037          97,385
       K-Mart Corporation                                                         251,420          13,511         237,909
       K-Mart Corporation                                                         113,793 (3)      18,207 (3)      95,586 (3)
       K-Mart Corporation                                                          58,582          41,145          17,437
       Kobacker Stores, Inc.                          123,964      $2,412          25,733             111          25,622
       Kobacker Stores, Inc.                           70,860       1,115          16,480           1,505          14,975
       Kobacker Stores, Inc.                          299,721       5,531          59,157               0          59,157
       Landmark Bancshares Corporation              3,609,872                     521,813             317         521,496
       Levitz Furniture Corporation                                                     0               0               0
       Louisiana Power and Light Company                                        1,240,853         161,703       1,079,150
       Louisiana Power and Light Company                                        1,299,275         174,703       1,124,572
       Marsh Supermarkets, Inc.                                                   506,300         131,844         374,456
       Mid-South                                                                1,684,918       1,306,639         378,279
       Montgomery Ward, Inc.                                                      314,280          29,294         284,986
       Montgomery Ward, Inc.                                                      193,586          12,930         180,656
       Morrison, Inc.                                                                   0          77,996         (77,996)

                        AMERICAN REAL ESTATE PARTNERS, L.P.
                              a limited partnership                 Schedule III
                                                                    ------------

                      REAL ESTATE OWNED AND REVENUES EARNED









                                                          No. of       Amount of
                                                  State  Locations  Encumberances
                                                  -----  ---------  -------------
       Morrison, Inc.                               GA       1
       Morrison, Inc.                               VA       2
       North Carolina National Bank                 SC       2
       Occidental Petroleum Corp.                   CA       1
       Ohio Power Co. Inc.                          OH       1
       Park West                                    KY       1        11,740,990
       Park West UPS                                KY       1        17,605,571
       Penske Corp.                                 OH       1
       Pneumo Corp.                                 OH       1
       Portland General Electric Company            OR       1        33,628,639
       Rayovac                                      WI       1        15,415,558
       Rouse Company                                MD       1
       Safeway Stores, Inc.                         LA       1
       Sams                                         MI       1
       Smith's Management Corp.                     NV       1
       Southland Corporation                        FL       4
       Southland Corporation                        FL       1
       Staples                                      NY       1
       Stone Container                              WI       1         5,824,491
       Stop & Shop                                  NY       1
       Stop & Shop                                  NJ       1
       Stop 'N Shop Co., Inc.                       VA       1
       Super Foods Services, Inc.                   MI       1         4,327,290
       SuperValu Stores, Inc.                       MN       1
       SuperValu Stores, Inc.                       OH       1
       SuperValu Stores, Inc.                       GA       1
       SuperValu Stores, Inc.                       IN       1
       Telecom Properties, Inc.                     OK       1
       Telecom Properties, Inc.                     KY       1
       The A&P Company                              MI       1
       The TJX Companies, Inc.                      IL       1
       Tire Distribution Systems Inc.               TN       1
       Tops Market                                  NY       1
       Toys "R" Us, Inc.                            TX       1
       Waban                                        NY       1
       Watkins                                      MO       1
       Webcraft Technologies                        MD       1
       Wetterau, Inc.                               PA       1
       Wetterau, Inc.                               NJ       1
       Wickes Companies, Inc.                       CA       1


RESIDENTIAL PROPERTY LAND AND BUILDING
--------------------------------------
       Crown Cliffs                                 AL       1         7,233,108


COMMERCIAL PROPERTY - LAND
--------------------------
       Foodarama supermarkets, Inc.                 NY       1
       Foodarama supermarkets, Inc.                 PA       1
       Gino's, Inc.                                 PA       1
       Gino's, Inc.                                 MA       1
       Gino's, Inc.                                 NJ       1
       J.C. Penney Company, Inc.                    NY       1



COMMERCIAL PROPERTY - BUILDING
------------------------------
       AT&T                                         CA       1
       Bank of America                              GA       1


                                                  Part 1 - Real estate owned at December 31, 2003 - Accounted for under the:
                                                  --------------------------------------------------------------------------
                                                                                 Operating Method
                                                                                 ----------------
                                                                                                                    Rent due
                                                                                      Amount                      and accrued
                                                                                      Carried                     or received
                                                   Initial Cost      Cost of         at close      Reserve for   in advance at
                                                    to Company    Improvements       of period     Depreciation  end of period
                                                  --------------  ------------    ---------------  ------------  -------------
       Morrison, Inc.
       Morrison, Inc.                                 1,765,899                     1,765,899           47,355
       North Carolina National Bank                   1,450,047                     1,450,047          646,536       10,092
       Occidental Petroleum Corp.
       Ohio Power Co. Inc.
       Park West                                     19,199,296                    19,199,296 (2)    2,793,207
       Park West UPS                                 21,109,367                    21,109,367 (2)    2,479,441       (1,000)
       Penske Corp.                                     524,956                       524,956           19,525       (9,533)
       Pneumo Corp.                                   1,629,713                     1,629,713           68,492
       Portland General Electric Company
       Rayovac                                       22,065,852                    22,065,852 (2)    2,243,143
       Rouse Company
       Safeway Stores, Inc.                           1,782,885                     1,782,885 (4)    1,134,894
       Sams                                           8,844,225                     8,844,225        2,340,082
       Smith's Management Corp.
       Southland Corporation                            862,367                       862,367          513,035
       Southland Corporation
       Staples                                        2,391,540                     2,391,540 (2)      265,276
       Stone Container                                9,028,574                     9,028,574        1,287,134
       Stop & Shop                                      900,865                       900,865           83,272
       Stop & Shop                                      800,770                       800,770           74,021
       Stop 'N Shop Co., Inc.                         2,158,099                     2,158,099           57,647
       Super Foods Services, Inc.
       SuperValu Stores, Inc.
       SuperValu Stores, Inc.
       SuperValu Stores, Inc.
       SuperValu Stores, Inc.
       Telecom Properties, Inc.
       Telecom Properties, Inc.                         340,321                       340,321            1,181
       The A&P Company                                  999,172                       999,172           13,041
       The TJX Companies, Inc.
       Tire Distribution Systems Inc.                   120,946                       120,946 (4)       75,200
       Tops Market                                      262,357                       262,357           24,249      (15,726)
       Toys "R" Us, Inc.
       Waban                                          8,478,095                     8,478,095 (2)    1,164,396
       Watkins
       Webcraft Technologies
       Wetterau, Inc.                                                                         (4)
       Wetterau, Inc.                                   747,116                       747,116           32,088
       Wickes Companies, Inc.                           700,333                       700,333 (4)      195,738       (4,533)


RESIDENTIAL PROPERTY LAND AND BUILDING
--------------------------------------
       Crown Cliffs                                  11,457,646       93,253       11,550,899 (1)    3,662,776


COMMERCIAL PROPERTY - LAND
--------------------------
       Foodarama supermarkets, Inc.                     140,619                       140,619 (2)
       Foodarama supermarkets, Inc.                     112,554                       112,554 (2)                     1,200
       Gino's, Inc.                                      36,271                        36,271 (2)
       Gino's, Inc.                                      50,904                        50,904 (2)
       Gino's, Inc.                                      61,050                        61,050 (2)
       J.C. Penney Company, Inc.                         51,009                        51,009 (4)                       458



COMMERCIAL PROPERTY - BUILDING
------------------------------
       AT&T                                           2,546,139       23,566        2,569,705 (4)       82,237
       Bank of America

                                                                             Part 2 - Revenues earned for the
                                                                               Year ended December 31, 2003
                                                                             --------------------------------
                                                      Financing Method
                                                      ----------------
                                                               Minimum lease                      Expended
                                                                payments due      Total        for interest,
                                                                and accrued      revenue           taxes,       Net income
                                                      Net          at end       applicable      repairs and     applicable
                                                  Investment     of period      to period         expenses      to period
                                                  -----------  -------------  --------------  --------------  ---------------
       Morrison, Inc.                                                            183,360               0         183,360
       Morrison, Inc.                                                                  0          84,818         (84,818)
       North Carolina National Bank                                               69,476          69,670            (194)
       Occidental Petroleum Corp.                                                      0           1,228          (1,228)
       Ohio Power Co. Inc.                         3,221,531     114,600         305,332               0         305,332
       Park West                                                               1,559,346       1,473,397          85,949
       Park West UPS                                                           1,959,010       1,734,716         224,294
       Penske Corp.                                                               63,551          44,467          19,084
       Pneumo Corp.                                                              243,750          54,793         188,957
       Portland General Electric Company          46,892,351    (414,424)      4,074,139       2,685,000       1,389,139
       Rayovac                                                                 1,993,330       1,786,171         207,159
       Rouse Company                                                             359,392         134,037         225,355
       Safeway Stores, Inc.                                                       85,150          11,974          73,176
       Sams                                                                    1,245,569         161,517       1,084,052
       Smith's Management Corp.                                                   32,531           9,856          22,675
       Southland Corporation                                                     100,359           3,748          96,611
       Southland Corporation                                                       9,993 (3)         330 (3)       9,663 (3)
       Staples                                                                   352,729         120,169         232,560
       Stone Container                                                           885,334         678,909         206,425
       Stop & Shop                                                               108,000          20,818          87,182
       Stop & Shop                                                                96,000          18,505          77,495
       Stop 'N Shop Co., Inc.                                                    109,255         179,573         (70,318)
       Super Foods Services, Inc.                  8,670,045                     931,980         396,831         535,149
       SuperValu Stores, Inc.                                                          0               0               0
       SuperValu Stores, Inc.                                                          0               0               0
       SuperValu Stores, Inc.                                                          0           3,430          (3,430)
       SuperValu Stores, Inc.                                                     72,678          14,354          58,324
       Telecom Properties, Inc.                                                     (252)          3,654          (3,906)
       Telecom Properties, Inc.                                                   34,672           6,763          27,909
       The A&P Company                                                            77,851         106,413         (28,562)
       The TJX Companies, Inc.                                                    29,575           5,996          23,579
       Tire Distribution Systems Inc.                                             13,200               0          13,200
       Tops Market                                                                31,453           6,277          25,176
       Toys "R" Us, Inc.                                                               0         136,637        (136,637)
       Waban                                                                     795,285         196,043         599,242
       Watkins                                                                         0               0               0
       Webcraft Technologies                                                           0         (22,313)         22,313
       Wetterau, Inc.                                                                  0          45,072         (45,072)
       Wetterau, Inc.                                                            150,800          25,788         125,012
       Wickes Companies, Inc.                                                    145,452          38,825         106,627


RESIDENTIAL PROPERTY LAND AND BUILDING
--------------------------------------
       Crown Cliffs                                                            2,000,409       1,871,243         129,166


COMMERCIAL PROPERTY - LAND
--------------------------
       Foodarama supermarkets, Inc.                                               16,800               0          16,800
       Foodarama supermarkets, Inc.                                               14,400               0          14,400
       Gino's, Inc.                                                                8,571               0           8,571
       Gino's, Inc.                                                                8,571               0           8,571
       Gino's, Inc.                                                                8,571               0           8,571
       J.C. Penney Company, Inc.                                                   5,500               0           5,500



COMMERCIAL PROPERTY - BUILDING
------------------------------
       AT&T                                                                      449,548         247,906         201,642
       Bank of America                             2,798,908      40,573         292,259          26,584         265,675

                        AMERICAN REAL ESTATE PARTNERS, LP
                              a limited partnership                 Schedule III
                                                                    ------------

                      REAL ESTATE OWNED AND REVENUES EARNED









                                                          No. of       Amount of
                                                  State  Locations  Encumberances
                                                  -----  ---------  -------------
       Baptist Hospital 1                           TN       1        19,885,664
       Baptist Hospital 2                           TN       1         7,380,651
       Harwood Square                               IL       1
       Safeway Stores, Inc.                         CA       1
       Toys "R" Us, Inc.                            RI       1
       United Life & Accident Ins. Co.              NH       1
       Wickes Companies, Inc.                       PA       1

                                                                    -------------
                                                                     180,989,263
                                                                    -------------

HOTEL AND RESORT OPERATING PROPERTIES
-------------------------------------
       New Seabury                                  MA
       Holiday Inn                                  FL
       Bayswater                                    FL
                                                                    -------------
                                                                               0
                                                                    -------------
LESS HELD FOR SALE                                                    (82,861,069)
------------------                                                  -------------
                                                                    $  98,128,194
                                                                    =============



                                                  Part 1 - Real estate owned at December 31, 2003 - Accounted for under the:
                                                  --------------------------------------------------------------------------
                                                                                 Operating Method
                                                                                 ----------------
                                                                                                                    Rent due
                                                                                      Amount                      and accrued
                                                                                      Carried                     or received
                                                   Initial Cost      Cost of         at close      Reserve for   in advance at
                                                    to Company    Improvements       of period     Depreciation  end of period
                                                  --------------  ------------    ---------------  ------------  -------------
       Baptist Hospital 1
       Baptist Hospital 2
       Harwood Square                                 6,943,373          800        6,944,173 (4)    4,186,890       29,900
       Safeway Stores, Inc.                             558,652                       558,652          558,652
       Toys "R" Us, Inc.
       United Life & Accident Ins. Co.
       Wickes Companies, Inc.

                                                    ------------   ----------     ------------      -----------     --------
                                                    252,397,367    1,309,971      253,707,338       51,001,774      (23,481)
                                                    ------------   ----------     ------------      -----------     --------

HOTEL AND RESORT OPERATING PROPERTIES
-------------------------------------
       New Seabury                                   37,490,989     (403,250)      37,087,739        6,704,739
       Holiday Inn                                   11,103,847      365,123       11,468,970 (4)    5,104,068      280,213
       Bayswater                                      5,310,365                     5,310,365          531,855
                                                    ------------   ----------     ------------      -----------     --------
                                                     53,905,201      (38,127)      53,867,074       12,340,662      280,213
                                                    ------------   ----------     ------------      -----------     --------
LESS HELD FOR SALE                                  (146,395,413)     (20,218)    (146,415,631)     (20,152,684)
------------------                                  ------------   ----------     ------------      -----------     --------
                                                    $159,907,155   $1,251,626     $161,158,781      $43,189,752     $256,732
                                                    ============   ==========     ============      ===========     ========

                                                                              Part 2 - Revenues earned for the
                                                                                Year ended December 31, 2003
                                                                              --------------------------------
                                                      Financing Method
                                                      ----------------
                                                                Minimum lease                     Expended
                                                                 payments due      Total       for interest,
                                                                 and accrued      revenue          taxes,       Net income
                                                       Net          at end       applicable     repairs and     applicable
                                                   Investment     of period      to period        expenses      to period
                                                  ------------  -------------  --------------  -------------  ---------------
       Baptist Hospital 1                          23,438,376   1,105,517       1,862,951       1,574,065         288,886
       Baptist Hospital 2                           8,726,374     410,319         691,443         583,409         108,034
       Harwood Square                                                             790,838         246,064         544,774
       Safeway Stores, Inc.                                                        26,900             495          26,405
       Toys "R" Us, Inc.                              797,816      10,430          77,173               0          77,173
       United Life & Accident Ins. Co.              3,165,914                     274,017             950         273,067
       Wickes Companies, Inc.                       2,347,187                     467,454               0         467,454

                                                  ------------  ----------     -----------     -----------     -----------
                                                  137,355,573   1,276,073      43,298,285      24,714,252      18,584,033
                                                  ------------  ----------     -----------     -----------     -----------

HOTEL AND RESORT OPERATING PROPERTIES
-------------------------------------
       New Seabury                                                             11,678,516      10,996,669         681,847
       Holiday Inn                                                              3,911,515       3,253,372         658,143
       Bayswater                                                                2,914,000       2,789,000         125,000
                                                  ------------  ----------     -----------     -----------     -----------
                                                            0           0      18,504,031      17,039,041       1,464,990
                                                  ------------  ----------     -----------     -----------     -----------
LESS HELD FOR SALE                                                             (22,459,690)    (16,320,692)     (6,138,998)
------------------                                ------------  ----------     -----------     -----------     -----------
                                                  $137,355,573  $1,276,073     $39,342,626     $25,432,601     $13,910,025
                                                  ============  ==========     ===========     ===========     ===========

----------
(1) The Company owns a 70% interest in the joint venture which owns this property.

(2)   Such properties are being classified as held for sale at 12/31/03.

(3)   Sold in 2003 and included in discontinued ops.

(4) Such properties have been reclassified to held for sale during the quarter ended March 31, 2004. As a result, for the year ended December 31, 2003, such operating lease and hotel and resort operating revenues, expenses and net income have been reclassified to discontinued operations.

                                                                    SCHEDULE III


              AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

                      REAL ESTATE OWNED AND REVENUES EARNED
                    YEAR ENDED DECEMBER 31, 2003 (IN $000'S)

1a. A reconciliation of the total amount at which real estate owned, accounted for under the operating method and hotel and resort operating properties and development properties, was carried at the beginning of the period, with the total at the close of the period, is shown below:

          Balance -- January 1, 2003.................................  $   303,460
          Additions during period....................................        1,675
          Reclassifications during period from financing leases......        5,065
          Reclassifications during period to held for sale...........     (146,416)
          Disposals during period....................................       (2,626)
                                                                       -----------
          Balance December 31, 2003..................................  $   161,158
                                                                       ===========



b. A reconciliation of the total amount of accumulated depreciation at the beginning of the period, with the total at the close of the period, is shown below:

          Balance -- January 1, 2003...................................$    54,978
          Depreciation during period...................................      8,605
          Reclassifications during period to held for sale.............    (20,153)
          Disposals during period......................................       (240)
                                                                       -----------
          Balance -- December 31, 2003.................................$    43,190
                                                                       ===========


       Depreciation on properties accounted for under the operating method is computed using the straight-line method over the estimated useful life of the particular property or property components, which range from 5 to 45 years.

2. A reconciliation of the total amount at which real estate owned, accounted for under the financing method, was carried at the beginning of the period, with the total close of the period, is shown below:

          Balance -- January 1, 2003...................................$   155,458
          Reclassifications during period to operating properties......     (5,065)
          Disposals during period......................................     (7,708)
          Amortization of unearned income..............................     13,115
          Minimum lease rentals received...............................    (18,444)
                                                                       -----------
          Balance -- December 31, 2003.................................$   137,356
                                                                       ===========

3. The aggregate cost of real estate owned for Federal income tax purposes is $377,539 before accumulated depreciation.

                                                                    SCHEDULE III


              AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

              REAL ESTATE OWNED AND REVENUES EARNED -- (CONTINUED)
                    YEAR ENDED DECEMBER 31, 2003 (IN $000'S)

4. Net income applicable to the period in Schedule III is reconciled with net earnings as follows:

          Net income applicable to financing and operating leases and hotel and resort operating
             properties...........................................................................   $  13,910
          Net income applicable to Stratosphere hotel and casino..................................      22,716(1)
          Net income applicable to land, house and condominium sales..............................       4,136
          Net income applicable to NEG, Inc.......................................................      19,522(2)
          Add:
             Interest income on U.S. Government and Agency Obligations and other
               investments........................................................................      22,543
             Dividend and unallocated other income................................................       3,027
                                                                                                     ---------
                                                                                                        85,854
                                                                                                     ---------
          Deduct expenses not allocated:
             General and administrative expenses..................................................       6,850
             Nonmortgage interest expense.........................................................       2,449
             Equity in losses of GB Holdings, Inc.................................................       3,466
             Other................................................................................       3,703
                                                                                                     ---------
                                                                                                        16,468
                                                                                                     ---------
          Operating income after income taxes.....................................................      69,386
          Provision for loss on real estate.......................................................        (750)
          Gain on sale of real estate.............................................................       7,121
          Loss on sale of securities..............................................................        (961)
          Write-down of securities................................................................     (18,798)
          Write-down of mortgages and notes receivable............................................       2,607
                                                                                                     ---------
          Income from continuing operations.......................................................      58,605

          Discontinued Operations:
             Income from discontinued operations..................................................       6,139
             Net gain on property transactions....................................................       3,353
                                                                                                     ---------
          Earnings from discontinued operations...................................................       9,492
                                                                                                     ---------
             Net earnings.........................................................................   $  68,097
                                                                                                     =========

--------------
(1)   Includes depreciation expense of $12,276 and income tax benefit of $6,720.
(2)   Includes income tax expense of $225.

                                                                    SCHEDULE III


              AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

                      REAL ESTATE OWNED AND REVENUES EARNED
                    YEAR ENDED DECEMBER 31, 2002 (IN $000'S)

1a. A reconciliation of the total amount at which real estate owned, accounted for under the operating method and hotel and resort operating properties, was carried at the beginning of the period, with the total at the close of the period, is shown below:

          Balance -- January 1, 2002................................  $  273,887
          Additions during period...................................      20,886
          Reclassifications during period from financing leases.....      13,503
          Write downs...............................................      (1,992)
          Disposals during period...................................      (2,824)
                                                                      ----------
          Balance -- December 31, 2002..............................  $  303,460
                                                                      ==========


b. A reconciliation of the total amount of accumulated depreciation at the beginning of the period, with the total at the close of the period, is shown below:

          Balance -- January 1, 2002................................  $  48,057
          Depreciation during period................................      7,105
          Disposals during period...................................       (184)
                                                                      ----------
          Balance -- December 31, 2002..............................  $  54,978
                                                                      =========


      Depreciation on properties accounted for under the operating method is computed using the straight-line method over the estimated useful life of the particular property or property components, which range from 7 to 45 years.

2. A reconciliation of the total amount at which real estate owned, accounted for under the financing method, was carried at the beginning of the period, with the total close of the period, is shown below:

          Balance -- January 1, 2002............................  $  176,757
          Reclassifications during period.......................     (13,503)
          Write downs...........................................        (257)
          Disposals during period...............................      (1,560)
          Amortization of unearned income.......................      14,722
          Minimum lease rentals received........................     (20,663)
          Other.................................................         (38)
                                                                  ----------
          Balance -- December 31, 2002..........................  $  155,458
                                                                  ==========



3. The aggregate cost of real estate owned for Federal income tax purposes is $382,208 before accumulated depreciation.

                                                                    SCHEDULE III


              AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

              REAL ESTATE OWNED AND REVENUES EARNED -- (CONTINUED)
                    YEAR ENDED DECEMBER 31, 2002 (IN $000'S)

4. Net income applicable to the period in Schedule III is reconciled with net earnings as follows:

          Net income applicable to financing and operating leases and hotel and resort operating
             properties............................................................................   $  14,128
          Net income applicable to Stratosphere hotel and casino...................................       8,916(1)
          Net income applicable to land, house and condominium sales...............................      20,384
          Net income applicable to NEG Inc.........................................................       9,415(2)
          Add:
               Interest income on U.S. Government and Agency Obligations and other investments.....      30,344
               Dividend and unallocated other income...............................................       2,684
               Equity in earnings of GB Holdings, Inc..............................................         305
                                                                                                      ---------
                                                                                                         86,176
                                                                                                      ---------
          Deduct expenses not allocated:
               General and administrative expenses.................................................       7,029
               Non-mortgage interest expense.......................................................       1,272
               Other...............................................................................       1,625
                                                                                                      ---------
                                                                                                          9,926
                                                                                                      ---------
          Operating income after income taxes......................................................      76,250
          Provision for loss on real estate........................................................      (3,212)
          Gain on sale of real estate..............................................................       8,990
          Write down of securities.................................................................     (12,226)
          Minority interest in net earnings of Stratosphere Corporation............................      (1,943)
                                                                                                      ---------
          Income from continuing operations........................................................      67,859
          Discontinued Operations:
               Income from discontinued operations.................................................       6,007
                                                                                                      ---------
               Net earnings........................................................................   $  73,866
                                                                                                      =========


--------------
(1)   Includes depreciation expense of $13,328 and income tax expense of $2,412.
(2)   Includes income tax expense of $5,068.

                                                                    SCHEDULE III


              AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

                      REAL ESTATE OWNED AND REVENUES EARNED
                    YEAR ENDED DECEMBER 31, 2001 (IN $000'S)

1a. A reconciliation of the total amount at which real estate owned, accounted for under the operating method and hotel and resort operating properties, was carried at the beginning of the period, with the total at the close of the period, is shown below:

          Balance -- January 1, 2001............................................   $  262,356
          Additions during period...............................................       14,586
          Reclassifications during period from financing leases.................        9,755
          Write downs...........................................................       (3,184)
          Reclassifications during period to assets held for sale...............       (8,072)
          Other reclassifications...............................................       (1,130)
          Disposals during period...............................................         (424)
                                                                                   ----------
          Balance -- December 31, 2001..........................................   $  273,887
                                                                                   ==========


b. A reconciliation of the total amount of accumulated depreciation at the beginning of the period, with the total at the close of the period, is shown below:

          Balance -- January 1, 2001............................................   $  43,471
          Depreciation during period............................................       6,252
          Disposals during period...............................................        (266)
          Reclassifications during period to assets held for sale...............      (1,400)
                                                                                   ---------
          Balance -- December 31, 2001..........................................   $  48,057
                                                                                   =========


      Depreciation on properties accounted for under the operating method is computed using the straight-line method over the estimated life of the particular property or property components, which range from 5 to 45 years.

2. A reconciliation of the total amount at which real estate owned, accounted for under the financing method, was carried at the beginning of the period, with the total at the close of the period, is shown below:

          Balance -- January 1, 2001............................................   $  193,428
          Reclassifications during period to operating properties...............       (9,755)
          Disposals during period...............................................          (71)
          Amortization of unearned income.......................................       16,935
          Minimum lease rentals received........................................      (23,780)
                                                                                   ----------
          Balance -- December 31, 2001..........................................   $  176,757
                                                                                   ==========


3. The aggregate cost of real estate owned for Federal income tax purposes is $399,813 before accumulated depreciation.

                                                                    SCHEDULE III


              AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

              REAL ESTATE OWNED AND REVENUES EARNED -- (CONTINUED)
                    YEAR ENDED DECEMBER 31, 2001 (IN $000'S)

4. Net income applicable to the period in Schedule III is reconciled with net earnings as follows:

          Net income applicable to financing and operating leases and hotel and resort operating
             properties...........................................................................   $  15,733
          Net income applicable to Stratosphere hotel and casino..................................       4,628(1)
          Net income applicable to land, house and condominium sales..............................      12,967
          Net income applicable to NEG, Inc.......................................................      37,300(2)
          Add:
               Interest income on U.S. Government and Agency Obligations and other investments....      30,367
               Dividend and unallocated other income..............................................       4,989
               Equity in earnings of GB Holdings, Inc.............................................       1,807
                                                                                                     ---------
                                                                                                       107,791
                                                                                                     ---------

          Deduct expenses not allocated:
               General and administrative expenses................................................       7,080
               Non-mortgage interest expense......................................................       5,306
               Other..............................................................................       1,540
                                                                                                     ---------
                                                                                                        13,926
                                                                                                     ---------
          Operating income after income taxes.....................................................      93,865
          Provision for loss on real estate.......................................................      (3,184)
          Gain on sale of marketable equity and debt securities...................................       6,749
          Gain on sale of real estate.............................................................       1,737
          Minority interest in net earnings of Stratosphere Corporation...........................        (450)
                                                                                                     ---------
          Income from continuing operations.......................................................      98,717
          Discontinued Operations:
               Income from discontinued operations................................................       6,117
                                                                                                     ---------
          Net Earnings............................................................................   $ 104,834
                                                                                                     =========


--------------
(1)   Includes depreciation expense of $11,257 and income tax expense of $513.
(2)   Includes depreciation expense of $6,163 and income tax benefit of $30,590.

                                                                    SCHEDULE III


              AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

             REAL ESTATE OWNED AND RESERVE FOR DEPRECIATION BY STATE
                   (ACCOUNTED FOR UNDER THE OPERATING METHOD)
                          DECEMBER 31, 2003 (IN $000'S)

                                               AMOUNT AT WHICH
                                                 CARRIED AT          RESERVE FOR
STATE                                           CLOSE OF YEAR       DEPRECIATION
-----                                          ---------------      ------------
Alabama.....................................      $  13,301          $   3,698
California..................................          3,829                837
Connecticut.................................          1,550              1,191
Florida.....................................         18,553              5,636
Illinois....................................          7,544              4,203
Indiana.....................................          5,445              3,633
Kentucky....................................            989                525
Louisiana...................................         14,404              2,172
Massachusetts...............................         43,317              8,869
Michigan....................................          9,956              2,353
Minnesota...................................          5,420              2,765
Missouri....................................            962                392
New Jersey..................................          2,726                119
New York....................................          2,088                190
North Carolina..............................          4,510                389
Ohio........................................          2,767                111
Pennsylvania................................          5,459              3,852
South Carolina..............................          1,450                647
Tennessee...................................            121                 76
Texas.......................................            438                 10
Virginia....................................          7,301                234
Wisconsin...................................          9,029              1,288
                                                  ---------          ---------
                                                  $ 161,159          $  43,190
                                                  =========          =========

                                                                    SCHEDULE III


              AMERICAN REAL ESTATE PARTNERS, L.P. AND SUBSIDIARIES

                           REAL ESTATE OWNED BY STATE
                   (ACCOUNTED FOR UNDER THE FINANCING METHOD)
                          DECEMBER 31, 2003 (IN $000'S)


                                                                      NET
STATE                                                             INVESTMENT
-----                                                             ----------
Alabama.........................................................   $   4,850
Connecticut.....................................................      19,815
Georgia.........................................................       2,799
Iowa............................................................       1,047
Kentucky........................................................          71
Michigan........................................................       8,794
Missouri........................................................       3,610
New Hampshire...................................................       3,166
New Jersey......................................................       5,352
Ohio............................................................       3,521
Oregon..........................................................      46,892
Pennsylvania....................................................       2,347
Rhode Island....................................................         798
Tennessee.......................................................      32,165
West Virginia...................................................       2,129
                                                                   ---------
                                                                   $ 137,356
                                                                   =========